EXHIBIT 24

LIMITED POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of MB FINANCIAL, INC., a Maryland corporation (the “Company”), does hereby constitute and appoint MITCHELL FEIGER and JILL YORK, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to the fiscal year 2001 annual reports on Form 10-K, including specifically, the power and authority to sign such person’s name in the name and on behalf of the Company as a director or officer, or both, of the Company, as indicated below opposite such person’s signature to annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 27th day of March, 2002.

Signature	Title

/s/ Mitchell Feiger	Director, President and Chief Executive Officer (Principal Executive Officer)
Mitchell Feiger

/s/ Jill E. York	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Jill E. York

/s/ Robert S. Engelman, Jr.	Director
Robert S. Engelman, Jr.

/s/ Alfred Feiger	Director
Alfred Feiger

/s/ Burton J. Field	Director
Burton J. Field

/s/ Lawrence E. Gilford	Director
Lawrence E. Gilford

/s/ Richard I. Gilford	Director
Richard I. Gilford

/s/ Thomas H. Harvey	Director
Thomas H. Harvey

/s/ Patrick Henry	Director
Patrick Henry

/s/ Leslie Hindman	Director
Leslie Hindman

/s/ David L. Husman	Director
David L. Husman

/s/ Clarence Mann	Director
Clarence Mann

/s/ Ronald D. Santo	Director
Ronald D. Santo

/s/ Eugene Sawyer	Director
Eugene Sawyer